Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Penn National Gaming, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2021 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Jay A. Snowden, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2021	/s/ Jay A. Snowden
Jay A. Snowden
President and Chief Executive Officer
(Principal Executive Officer)